UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2014

AMCOL INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-15661	36-0724340
State of Other Jurisdiction of Incorporation	Commission File Number	I.R.S. Employer Identification Number

2870 Forbs Avenue

Hoffman Estates, IL 60192

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (847) 851-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 45 under the Securities Act (17 CFR 230.425)

☐	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement.

On February 26, 2014, AMCOL International Corporation, a Delaware corporation (the “Company”), entered into Amendment No. 1 to Agreement and Plan of Merger (“Amendment No. 1”) with Imerys SA, a corporation organized under the laws of France (“Parent”), and Imerys Minerals Delaware, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Purchaser”). Under the terms of the Agreement and Plan of Merger (“Merger Agreement”), dated as of February 11, 2014, by and among Parent, Purchaser and the Company, on February 20, 2014, Purchaser commenced a tender offer to purchase all of the Company’s outstanding shares of common stock, par value $0.01 per share (the “Shares”). Under the terms of Amendment No. 1, the Offer Price (as such term is defined in the Merger Agreement) was increased from $41.00 per Share, net to the seller in cash, without interest, to $42.75 per Share, net to the seller in cash, without interest.

Other than as expressly modified pursuant to Amendment No. 1, the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission by the Company on February 12, 2014, remains in full force and effect as originally executed on February 11, 2014. The preceding summary is qualified in its entirety by reference to Amendment No. 1, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Merger Agreement.

ITEM 7.01	Regulation FD Disclosure.

On February 26, 2014, the Company issued a press release announcing the execution of Amendment No. 1. A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d) The following exhibits are furnished with this document:

Exhibit Number	Description

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated February 26, 2014, by and among Imerys SA, Imerys Minerals Delaware, Inc., and AMCOL International Corporation.

99.1	Press Release of AMCOL International Corporation, dated February 26, 2014.

Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Such forward-looking statements include the ability of Parent and the Company to complete the transactions contemplated by the Merger Agreement and Amendment No. 1, including the parties’ ability to satisfy the conditions to the consummation of the Offer and the other conditions set forth in the Merger Agreement and Amendment No. 1 and the possibility of any termination of the Merger Agreement and Amendment No. 1. The forward-looking statements contained in this document are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. Actual results may differ materially from current expectations because of risks associated with uncertainties as to the timing of the Offer and the subsequent Merger; uncertainties as to how many of the Company’s stockholders will tender their Shares in the Offer; the possibility that competing offers or acquisition proposals will be made; the possibility that various conditions to the consummation of the Offer or the Merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Offer or the Merger; the effects of disruption from the transactions on the Company’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees, suppliers and other business partners; the risk that stockholder litigation in connection with the Offer or the Merger may result in significant costs of defense, indemnification and liability; other risks and uncertainties pertaining to the business of the Company detailed in its filings with the Securities and Exchange Commission (the “SEC”) from time to time, including the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2012. The reader is cautioned not to rely unduly on these forward-looking statements. Parent and the Company expressly disclaim any intent or obligation to update or revise publicly these forward-looking statements except as required by law.

Additional Information and Where to Find It

This communication is not an offer to buy nor a solicitation of an offer to sell any securities of the Company. The solicitation and the offer to buy Shares are being made pursuant to a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and other related materials, filed by Purchaser and Parent with the SEC on February 20, 2014, as subsequently supplemented and amended. In addition, on February 20, 2014 the Company filed with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the Offer, which has been subsequently amended. The Company and Parent have mailed these documents to the Company’s stockholders. In addition, investors may obtain the tender offer statement on Schedule TO, the offer to purchase, the Solicitation/Recommendation Statement of the Company on Schedule 14D-9 and related materials with respect to the Offer and the Merger free of charge at the SEC’s website at www.sec.gov. Investors may also obtain, at no charge, any such documents filed with or furnished to the SEC by the Company under the “Investors” section of the Company’s website at www.amcol.com. Investors are advised to read these documents, including the Solicitation/Recommendation Statement of the Company and any amendments thereto, as well as any other documents relating to the Offer and the Merger that are filed with the SEC, carefully and in their entirety prior to making any decision with respect to the Offer because they contain important information, including the terms and conditions of the Offer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCOL INTERNATIONAL CORPORATION

Date: February 27, 2014	By:	/s/ Ryan F. McKendrick
Ryan F. McKendrick President and Chief Executive Officer

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